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Exhibit 99.2

REVISION #1

[HOUSEHOLD LOGO]

$1,198,033,000 Asset Backed Notes (Approximate)
Household Mortgage Loan Trust 2003-HC1

Household Mortgage Funding Corporation III (Depositor)
Household Finance Corporation (Master Servicer)

Revised from previously distributed version to reflect additional collateral detail on pages 18 and 23.
New Information: WA LTV for FICO buckets, Fixed and ARM WAC

CO-LEAD MANAGERS

LEHMAN BROTHERS	MORGAN STANLEY

CO-MANAGERS

CITIGROUP
CREDIT SUISSE FIRST BOSTON
HSBC

Disclaimer

        The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.

        These Computational Materials are furnished to you solely by the Underwriters and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither the Underwriters, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These Computational Materials may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating the information herein.

        Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

        Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is probable that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and the structure of any security described in the Computational Materials are subject to change prior to issuance.

        Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. The information contained in these Computational Materials will be superseded by the description of the mortgage loans and the other information contained in the final prospectus supplement and prospectus relating to the securities discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting any of the Underwriters' Trading Desks. Please be advised that asset-baked securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, and yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

        If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Forward-Looking Statements

        Some of the statements contained herein consist of forward-looking statements, within the meaning of Section 27A of the Securities Act, relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.

$1,198,033,000 (approximate) Asset Backed Notes Series 2003-HC1

To Maturity

Class	Approx. Size	Type(1)	BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (S&P/Moody's/Fitch)
A	$997,814,000	FL-PT	1 mo LI	2.53	1-102	12/20/2011	2/20/2033	AAA/Aaa/AAA
M	$200,219,000	FL-PT	1 mo LI	2.53	1-102	12/20/2011	2/20/2033	AA/Aa2/AA

To 15% Optional Termination ("Call")

Class	Approx. Size	Type(1)	BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (S&P/Moody's/Fitch)
A	$997,814,000	FL-PT	1 mo LI	2.33	1-64	10/20/2008	2/20/2033	AAA/Aaa/AAA
M	$200,219,000	FL-PT	1 mo LI	2.33	1-64	10/20/2008	2/20/2033	AA/Aa2/AA

Pricing Speed

FIXED	The Notes will be priced assuming 115% of the Prepayment Assumption. 100% of the Prepayment Assumption assumes that, based on the life of the loan, prepayments start at 4% CPR in month one, increase by approximately 1.45% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.
ARM
The Notes will be priced assuming 100% of the Prepayment Assumption. 100% of the Prepayment Assumption assumes that, based on the life of the loan, prepayments start at 4% CPR in month one, increase by approximately 1.13% each month to 30% CPR in month 24 and remain at 30% CPR thereafter.

(1)
Subject to the Available Funds Cap.

Preliminary Summary of Terms

Transaction:	Closed-End Mortgage Loan Asset-Backed Notes, Series 2003-HC1
Notes:	$997,814,000 Class A Floating Rate Notes (subject to a variance of +/-5%) $200,219,000 Class M Floating Rate Notes (subject to a variance of +/-5%)
Issuer:	Household Mortgage Loan Trust 2003-HC1
Depositor:	Household Mortgage Funding Corporation III
Sellers:	Wholly owned subsidiaries of Household Finance Corporation
Master Servicer:	Household Finance Corporation
Co-Lead Managers:	Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated
Co-Managers:	Citigroup Global Markets Inc. Credit Suisse First Boston HSBC Securities (USA) Inc. HSBC Securities (USA) Inc. is an affiliate of the issuer and Household Mortgage Funding Corporation III.
Owner Trustee:	US Bank Trust National Association
Indenture Trustee:	JPMorgan Chase Bank
Note Ratings:	The Notes are expected to receive the following ratings from Moody's Investors Service, Inc., Standard & Poor's and Fitch, Inc.
Class	Moody's	S&P	Fitch
A	Aaa	AAA	AAA
M	Aa2	AA	AA
Expected Pricing Date:	Week of June 23, 2003
Expected Closing Date:	On or about July 3, 2003
Cut-Off Date:	Close of business on May 31, 2003
Payment Date:	20th of each month, or if such day is not a business day the next succeeding business day. (First Payment Date: July 21, 2003)
Delay Days:	0 days
Day Count:	Actual/360
Accrued Interest:	The price to be paid by investors for the Notes will not include accrued interest (settling flat).
Accrual Period:	Interest accrues from the last Payment Date (or, in the case of the first Payment Date, the closing date) through the day preceding the current Payment Date.

Collection Period:	The calendar month preceding the month in which such Payment Date occurs (or, in the case of the first Collection Period, the period from the Cut-Off Date to June 30, 2003).
Clearing:	DTC, Clearstream and Euroclear
ERISA Eligibility:	The Notes are expected to be ERISA eligible.
SMMEA Eligibility:	The Notes are expected to constitute "mortgage related securities" for purposes of SMMEA.
Tax Status:	Subject to the considerations in the Prospectus, the Notes will be debt for federal income tax purposes.
Mortgage Loans:
As of the Cut-Off Date, the Collateral Pool consists of 9,596 loans with an aggregate principal balance of $1,312,913,741.20 of fixed, adjustable or declining rate, fully amortizing and balloon loans secured by first liens on primarily 1 - 4 family properties. At least 91.60% of the loans (by outstanding balance) were subject to prepayment penalties at origination. For collateral statistics please see the "Collateral Summary" herein.
Optional Termination/Maturity:
On the next succeeding Payment Date after the Payment Date on which the aggregate principal balance of the Notes is less than 15% of the aggregate principal balance of the Notes on the Closing Date, the Master Servicer will have the option to purchase the remaining mortgage loans from the trust. To the extent that the Master Servicer does not exercise its optional termination right within three months after the first Payment Date the 15% optional termination right occurred, on the following Payment Date the Indenture Trustee will begin an auction process to sell the remaining mortgage loans in the trust. In addition, if the principal and interest due on the Notes is not paid by the Payment Date in June 2013, the Indenture Trustee immediately will begin an auction process for the sale of the remaining mortgage loans. On each Payment Date subsequent to the commencement of the auction process and as long as such process continues, all payments that would normally be distributed to the ownership interest in the trust will be used to pay down the Notes. Generally, at the time the mortgage loans are sold the outstanding principal balance of the Class A and Class M Notes will be paid in full with accrued interest and any Class A and Class M Supplemental Interest Amount. However, in certain limited circumstances (with consent of 66 2/3% of the outstanding principal balance of the Notes), the mortgage loans remaining in the trust after the Payment Date in June 2013 may be sold for less than the full outstanding principal balance of and accrued interest and any Supplemental Interest Amount on the Class A and Class M Notes.
Credit Enhancement:	For the Class A Notes consists of the following:
• Excess Interest

•
Overcollateralization which will be represented by the ownership interest in the trust: initially equal to 8.75%, building to 12.00% of the principal balance of the mortgage loans as of the Cut-Off Date.
• Subordination of the Class M Notes
For the Class M Notes consists of the following:
• Excess Interest
•
Overcollateralization which will be represented by the ownership interest in the trust: initially equal to 8.75%, building to 12.00% of the principal balance of the mortgage loans as of the Cut-Off Date.
Substitution Ability:	The Master Servicer will have the right to substitute up to 30% of the outstanding principal balance of the mortgage loans as of the Cut-Off Date, subject to meeting required eligibility criteria.
Servicing Fee:	50 basis points per annum (0.50%) on the outstanding principal balance of each mortgage loan as of the first day of any Collection Period.
Delinquency Advances:	The Master Servicer will not advance unpaid interest or unpaid principal to the trust.
Compensating Interest:	The Master Servicer will not be required to remit any interest shortfalls due to the receipt of less than thirty days of accrued interest with a full prepayment.
Servicing Advances:
The Master Servicer will advance all out of pocket costs related to its obligations, including, but not limited to: (a) expenses in connection with a foreclosed home prior to the liquidation of that mortgage loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the mortgage loans, as long as it deems the costs to be recoverable.
Overcollateralization Amount:
The "Overcollateralization Amount" is equal to the excess of the aggregate principal balance of the mortgage loans over the aggregate principal balance of the Notes. On the Closing Date, the Overcollateralization Amount will be equal to approximately 8.75% of the aggregate principal balance of mortgage loans as of the Cut-Off Date. If on any Payment Date, the Interim Overcollateralization Amount is less than the Targeted Overcollateralization Amount, Monthly Excess Cashflow will be used to accelerate the payment of the Notes to build overcollateralization until the Targeted Overcollateralization Amount is reached.
Targeted Overcollateralization Amount:	Prior to the Stepdown Date, equal to 12.00% of the principal balance of mortgage loans as of the Cut-Off Date.

On or after the Stepdown Date, equal to 24.00% of the principal balance of mortgage loans as of the last day of the related Collection Period, subject to a floor equal to 1.00% of the principal balance of the mortgage loans as of the Cut-Off Date.

Provided, however, that if a Trigger Event is in effect on and after the Stepdown Date, the Targeted Overcollateralization Amount will not be reduced from the Targeted Overcollateralization Amount in effect as of the preceding Payment Date.

A Trigger Event as to any Payment Date will have occurred if the three month rolling average of the 60+ day delinquency percentage or the cumulative loss percentage equals or exceeds the levels specified in the Sale and Servicing Agreement.
Interim Overcollateralization Deficiency:	As to any Payment Date, the excess, if any, of (x) the Targeted Overcollateralization Amount over (y) the Interim Overcollateralization Amount.
Interim Overcollateralization Amount:
As to any Payment Date, the excess, if any, of the aggregate principal balance of the mortgage loans as of the last day of the related Collection Period over (i) the aggregate principal balance of the Notes on such Payment Date (before taking into account any payments of principal on that Payment Date) less (ii) the sum of (a) the principal collections received during such Collection Period (b) the Additional Principal Reduction Amount with respect to such Payment Date and (c) the Principal Carryforward Amount with respect to such Payment Date.
Overcollateralization Release Amount:
For any Payment Date, the amount (not in excess of principal collections for such Payment Date) equal to the excess, if any, of (a) the Interim Overcollateralization Amount over (b) the Targeted Overcollateralization Amount.
Enhancement Percentage:
As to any Payment Date, the percentage obtained by dividing (a) the sum of (i) the Interim Overcollateralization Amount and (ii) the Extra Principal Payment Amount, by (b) the aggregate principal balance of all of the mortgage loans on the last day of the related Collection Period.
Stepdown Date:	The later to occur of:
(i) the earlier to occur of
(x) the Payment Date occurring in January 2006 and
(y) the Payment Date on which the principal balance of the Class A Notes and Class M Notes has been reduced to zero and
(ii) the first Payment Date on which the pool balance has been reduced to 50% of the Cut-Off Date pool balance.

Available Payment Amount:
For any Payment Date, an amount equal to the sum of (a) monthly principal and interest payments (less the servicing fee) on the mortgage loans from the related Collection Period only, (b) insurance proceeds not considered part of principal collections and (c) any amounts required to be paid in connection with the termination of the trust.
Priority of Payments:	On each Payment Date, the Available Payment Amount will be distributed in the following order of priority, in each case, to the extent of funds remaining:
	(i)	To the Class A Notes, the Current Interest plus the Interest Carry Forward Amount with respect to the Class A Notes;
	(ii)	To the Class M Notes, the Current Interest plus the Interest Carry Forward Amount with respect to the Class M Notes;
	(iii)	To the Class A Notes until the principal balance of such Class A Notes has been reduced to zero, approximately 83.29% of the Principal Payment Amount;
	(iv)	To the Class A Notes, the Principal Carry Forward Amount with respect to the Class A Notes;
	(v)	To the Class A Notes until the principal balance of such Class A Notes has been reduced to zero, approximately 83.29% of the Additional Principal Reduction Amount;
	(vi)	To the Class M Notes until the principal balance of such Class M Notes has been reduced to zero, approximately 16.71% of the Principal Payment Amount;
	(vii)	To the Class M Notes, the Principal Carry Forward Amount with respect to the Class M Notes;
	(viii)	To the Class M Notes until the principal balance of such Class M Notes has been reduced to zero, approximately 16.71% of the Additional Principal Reduction Amount;
(ix)
Concurrently, to each class of the Notes until the principal balance of each such class of Notes has been reduced to zero, approximately 83.29% of the Extra Principal Payment Amount to the Class A Notes and approximately 16.71% of the Extra Principal Payment Amount to the Class M Notes;
	(x)	To each class of Notes, pro rata, the outstanding Class A Supplemental Interest Amount and Class M Supplemental Interest Amount;
	(xi)	To the Owner Trustee on behalf of the trust, an amount sufficient to pay any judgment or settlement affecting the trust; and

(xii) To the ownership interest in the trust, any remaining Available Payment Amount, subject to certain limitations.
Note Rate:	The Note Rate on each class of Notes is equal to the lesser of (i) the related Formula Rate and (ii) the Available Funds Cap.
Formula Rate:	With respect to the Class A Notes, a per annum rate equal to one-month LIBOR + [ ]%. With respect to the Class M Notes, a per annum rate equal to one-month LIBOR + [ ]%.
Available Funds Cap:
With respect to any Payment Date, a per annum rate equal to the product of (i) the weighted average net loan rate of the mortgage loans as of the beginning of the related Collection Period, multiplied by (ii) 30 divided by the number of days in the related Accrual Period.
Current Interest:	As to any Payment Date and for any class of Notes, the interest accrued during the related Accrual Period at the applicable Note Rate.
Interest Carry Forward Amount:
As to the Notes and any Payment Date, the sum of (x) the amount, if any, by which (i) the sum of the Current Interest and all prior unpaid Interest Carry Forward Amounts for such class of Notes as of the immediately preceding Payment Date exceeded (ii) the amount of the actual distribution with respect to Current Interest made to such class of Notes on such preceding Payment Date plus (y) interest on such amount calculated for the related Accrual Period at the related Note Rate in effect for such Accrual Period with respect to such class of Notes.
Supplemental Interest Amount:
As of any Payment Date, with respect to the Class A and Class M Notes, the sum of (i) the excess, if any, of interest due at the applicable Formula Rate over interest due on such Notes at the applicable Note Rate, (ii) any Supplemental Interest Amount remaining unpaid from prior Payment Dates and (iii) interest on the amount in clause (ii) at the applicable Formula Rate (without regard to the Available Funds Cap).
Principal Payment Amount:
As to any Payment Date, (i) the principal collections received during the related Collection Period minus (ii) for Payment Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any.
Principal Carry Forward Amount:
As to the Notes and any Payment Date, the amount, if any, by which (i) the Principal Carry Forward Amount and Additional Principal Reduction Amount payable to each class of Notes, as applicable, as of the preceding Payment Date, exceeded (ii) the amount of principal actually paid to the holders of such Notes in respect of the applicable Principal Carry Forward Amount and Additional Principal Reduction Amount on such prior Payment Date.

Principal Reduction Amount:
An amount equal to (i) the excess of (x) the outstanding principal balance of the mortgage loans as of the first day of the Collection Period over (y) the outstanding principal balance of the mortgage loans as of the last day of the Collection Period minus (ii) for Payment Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any.
Additional Principal Reduction Amount:	The excess of the Principal Reduction Amount over the Principal Payment Amount.
Extra Principal Payment Amount:	The lesser of (i) the Monthly Excess Cashflow and (ii) the Interim Overcollateralization Deficiency.
Monthly Excess Cashflow:
The excess, if any, of (i) the excess, if any, of (x) interest collections (net of servicing fees) received during the related Collection Period over (y) the Current Interest plus the Interest Carry Forward Amount, if any, of the Notes over (ii) the sum of (x) Additional Principal Reduction Amount and (y) the Principal Carry Forward Amount, if any.
Prospectus:
The Notes are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Notes and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE NOTES.

Available Funds Cap Schedule

Period	6 mo LIBOR forward curve (%)	Rate (%) (with 6 mo LIBOR forward curve)	Rate (%) (with 6 mo LIBOR = 20% per annum)	Period	6 mo LIBOR forward curve (%)	Rate (%) (with 6 mo LIBOR forward curve)	Rate (%) (with 6 mo LIBOR = 20% per annum)
1	1.030	—	—	41	3.218	9.351	12.498
2	0.964	8.023	8.023	42	3.277	9.661	12.907
3	0.940	8.022	8.022	43	3.336	9.347	12.484
4	0.916	8.289	8.289	44	3.394	9.345	12.477
5	0.930	8.000	8.212	45	3.458	10.344	13.806
6	0.946	8.266	8.483	46	3.528	9.590	12.602
7	0.962	7.999	8.207	47	3.578	9.931	13.015
8	1.002	7.998	8.205	48	3.631	9.608	12.588
9	1.042	8.549	8.769	49	3.690	9.925	13.000
10	1.083	7.987	8.490	50	3.726	9.603	12.573
11	1.145	8.253	8.846	51	3.758	9.600	12.566
12	1.208	7.986	8.558	52	3.791	10.127	13.024
13	1.272	8.253	8.841	53	3.823	9.813	12.596
14	1.348	7.986	8.554	54	3.856	10.137	13.008
15	1.423	7.986	8.553	55	3.888	9.807	12.581
16	1.500	8.401	10.228	56	3.922	9.804	12.574
17	1.580	8.130	9.968	57	3.957	10.477	13.433
18	1.659	8.401	10.298	58	3.994	9.931	12.559
19	1.738	8.130	9.963	59	4.033	10.272	12.970
20	1.814	8.130	9.961	60	4.073	9.937	12.544
21	1.889	9.002	11.025	61	4.115	10.265	12.954
22	1.963	8.409	10.635	62	4.155	9.930	12.529
23	2.028	8.689	11.060	63	4.194	9.927	12.521
24	2.099	8.408	10.700	64	4.231	10.416	12.931
25	2.169	8.688	11.053	65	4.267	10.091	12.506
26	2.232	8.407	10.693	66	4.301	10.424	12.915
27	2.302	8.407	10.689	67	4.332	10.084	12.491
28	2.371	9.067	12.010	68	4.363	10.080	12.483
29	2.443	8.774	11.632	69	4.391	11.156	13.812
30	2.512	9.065	12.014	70	4.418	10.202	12.467
31	2.582	8.772	11.621	71	4.443	10.549	12.875
32	2.649	8.771	11.616	72	4.466	10.205	12.452
33	2.715	9.709	12.855	73	4.487	10.541	12.859
34	2.781	9.056	12.285	74	4.507	10.197	12.436
35	2.842	9.379	12.688	75	4.525	10.193	12.429
36	2.905	9.075	12.272	76	4.541	10.618	12.835
37	2.968	9.376	12.675	77	4.556	10.278	12.413
38	3.031	9.072	12.259	78	4.568	10.617	12.819
39	3.094	9.070	12.253	79	4.579	10.270	12.397
40	3.157	9.641	12.922	80	4.590	10.266	12.389

Sensitivity Analysis—To Maturity

FRM Prepay Speed (PPA)	0%	57.50%	86.25%	115%	143.75%	172.5%	201.25%
ARM Prepay Speed (PPA)	0%	50%	75%	100%	125%	150%	175%
Class A
Weighted Avg. Life (yrs)	12.66	4.80	3.36	2.53	1.99	1.61	1.23
Window (mo)	1 - 225	1 - 169	1 - 132	1 - 102	1 - 83	1 - 69	1 - 42
Expected Final Mat.	3/20/2022	7/20/2017	6/20/2014	12/20/2011	5/20/2010	3/20/2009	12/20/2006
Class M
Weighted Avg. Life (yrs)	12.66	4.80	3.36	2.53	1.99	1.61	1.23
Window (mo)	1 - 225	1 - 169	1 - 132	1 - 102	1 - 83	1 - 69	1 - 42
Expected Final Mat.	3/20/2022	7/20/2017	6/20/2014	12/20/2011	5/20/2010	3/20/2009	12/20/2006

Sensitivity Analysis—To 15% Optional Termination

FRM Prepay Speed (PPA)	0%	57.50%	86.25%	115%	143.75%	172.5%	201.25%
ARM Prepay Speed (PPA)	0%	50%	75%	100%	125%	150%	175%
Class A
Weighted Avg. Life (yrs)	12.55	4.54	3.11	2.33	1.82	1.47	1.15
Window (mo)	1 - 207	1 - 124	1 - 86	1 - 64	1 - 50	1 - 41	1 - 28
Expected Final Mat.	9/20/2020	10/20/2013	8/20/2010	10/20/2008	8/20/2007	11/20/2006	10/20/2005
Class M
Weighted Avg. Life (yrs)	12.55	4.54	3.11	2.33	1.82	1.47	1.15
Window (mo)	1 - 207	1 - 124	1 - 86	1 - 64	1 - 50	1 - 41	1 - 28
Expected Final Mat.	9/20/2020	10/20/2013	8/20/2010	10/20/2008	8/20/2007	11/20/2006	10/20/2005

Delinquency and Loss Experience of the Master Servicer's Correspondent Portfolio

        The information presented below summarizes the delinquency and loss experience for mortgage loans purchased from correspondent lenders by HFC and its affiliates and real estate acquired through foreclosure. HFC determines the aging of a past due account on the basis of contractual delinquency, which is a method of determining aging of past due accounts based on the status of payments under the mortgage loan. Payments must equal or exceed 95% of the scheduled payment due for a mortgage loan to be considered contractually current. Delinquency status may be affected by HFC's account management policies and practices for the collection of mortgage loans in its correspondent portfolio as described below. Under these policies and practices, HFC may treat a mortgage loan as current, based upon indicia or criteria that, in its judgment, evidence continued payment probability. These tools are designed to manage customer relationships and thereby increase the value of the relationships, to maximize collections and avoid foreclosure if reasonably possible.

        HFC's primary customer management tool that resets the delinquency status to contractually current is referred to as a restructure. Restructuring is used in situations where a delinquent borrower is in a position to resume making payments, but may not have sufficient funds to pay all past due amounts. A restructure does not change the maturity date of the mortgage loan, but does require the borrower to pay all amounts due on or before the maturity date. Except as qualified below, HFC's current policies for its correspondent lending program require two qualifying payments within the preceding 60 days for a mortgage loan to be restructured. Mortgage loans are generally not eligible for restructure until at least six months from acquisition by HFC. Mortgage loans subject to Chapter 7 bankruptcy protection may be restructured without receipt of a payment upon receipt of a signed reaffirmation agreement. Mortgage loans subject to a Chapter 13 plan that has been filed with a bankruptcy court generally require one payment, in the amount required by the plan, to be restructured. Mortgage loans may also be restructured with one or no payments in cases of hardship, disaster or strike. With the exception of bankruptcy reaffirmations, filed Chapter 13 plans and hardship, disaster or strike circumstances, mortgage loans may generally be restructured only once every twelve months. Prior to January 1, 2003, if a borrower had made at least six qualifying payments during the life of the loan and had agreed to have mortgage payments automatically withdrawn from designated accounts, the loan was eligible for restructure upon receipt of one qualifying payment.

        The fact that restructure criteria may be met for a particular mortgage loan does not require HFC to restructure that loan, and the extent to which HFC restructures loans that are eligible under the criteria will vary depending upon its view of prevailing economic conditions and other factors that may change from time to time.

        In addition to restructuring, HFC uses modifications, forbearance and rewrites to manage customer relationships, maximize collections and avoid foreclosure if reasonably possible in its correspondent portfolio. Under each of these account management techniques a mortgage loan is treated as contractually current. These tools are typically used on a more limited basis than restructures. Modifications and forbearance are typically used in transitional situations, usually involving borrower hardships or temporary setbacks that are expected to affect the borrower's ability to pay the contractually specified amount for some period of time. In a modification, HFC agrees to assist the borrower in meeting the borrower's monthly payment obligation by modifying the terms of the mortgage loan, typically by changing the interest rate and/or payment amount. In forbearance, HFC may agree not to take certain collection or credit reporting agency actions with respect to missed payments, often in return for the borrower's agreeing to pay an additional amount with future payments. HFC may also rewrite a delinquent mortgage loan, which is then a new loan.

        These account management tools are under continual review and assessment to determine if they achieve the goals described above. When HFC uses one of these account management techniques, in most cases, it will treat the account as being contractually current and will not reflect it as a delinquent loan in its delinquency statistics if the borrower immediately begins payment under the agreed terms. In the case of modification and forbearance, if the borrower does not adhere to the agreed terms, the loan's status may be reversed and collection action resumed.

        The information in the following tables excludes experience for loans acquired in certain non-representative portfolio acquisitions, partnerships, joint ventures, serviced portfolios and loans subject to repurchase by correspondents and includes first and junior lien mortgage loans including a limited number of revolving credit lines. The information as of December 31, 2002 and March 31, 2003 also excludes data for certain loans that are underwritten as unsecured loans that are not deemed representative of the mortgage loans. The aggregate principal balance (in millions) of these loans at December 31, 2001, 2000, 1999 and 1998 was approximately $79.0, $37.3, $11.3 and $0.0, respectively, and is included in the statistical information for those periods. The information in the tables has not been adjusted to eliminate the effect of changes to underwriting and credit standards, account management policies and practices or charge-off policies during the periods shown. HFC continuously reviews these policies and practices in light of portfolio performance, competitive conditions and the economic environment. As a result, these policies and practices have been adjusted over time to improve portfolio performance. Management believes that these changes in the ordinary course of business have not materially impacted the presentation of historical delinquency and loss experience presented below. The data presented are for illustrative purposes only, and there is no assurance that the restructure, delinquency and loss experience of the mortgage loans will be similar to that shown below.

Household Finance Corporation: Portfolio Performance History

Correspondent Mortgage Loan Restructure Experience

        The following table summarizes approximate restructure statistics for HFC's correspondent portfolio as described above. The amounts include mortgage loans as to which the delinquency status has been reset for reasons other than restructuring (e.g., correcting misapplication of a timely payment).

	At December 31,
	2001		2002		At March 31, 2003
	(Principal Balance Dollars in Millions)
Never restructured	$11,964.7	80.2%	$11,364.5	82.0%	$12,998.6	83.6%
Restructured:
Restructured in last 6 months	$1,527.8	10.2%	$699.5	5.0%	$791.2	5.1%
Restructured in last 7-12 months	$808.0	5.4%	$646.4	4.7%	$595.0	3.8%
Previously restructured beyond 12 months	$618.3	4.2%	$1,146.4	8.3%	$1,173.6	7.5%
Total ever restructured	$2,954.1	19.8%	$2,492.3	18.0%	$2,559.8	16.4%
Total	$14,918.8	100.0%	$13,856.8	100.0%	$15,558.4	100.0%

Household Finance Corporation: Portfolio Performance History

Correspondent Mortgage Loan Delinquency Experience(1)

	At December 31,
						At March 31, 2003(2)
	1998	1999	2000	2001	2002(2)
Aggregate principal balance of mortgage loans managed	$3,789,415,215	$7,635,604,618	$10,855,805,073	$14,918,757,424	$13,856,817,948	$15,558,405,929
Contractually delinquent principal balances of the mortgage loans managed
One payment past due	$102,674,139	$329,091,419	$400,451,089	$494,284,760	$767,302,696	$675,533,326
Two payments past due	$18,928,342	$34,464,085	$44,952,884	$50,420,276	$149,487,144	$118,715,374
Three or more payments past due	$69,541,624	$176,758,150	$306,212,449	$522,182,855	$746,064,521	$840,244,022
Principal balance of mortgage loans managed three or more payments past due as a percentage of the aggregate principal balance of the mortgage loans managed	1.84%	2.31%	2.82%	3.50%	5.38%	5.40%

(1)
"Mortgage loans managed" and "Contractually delinquent principal balances of the mortgage loans managed" include mortgage loans owned, mortgage loans serviced with limited recourse and real estate acquired through foreclosure.

(2)
The increases in the delinquency in the year 2002 and the quarter ended March, 2003 generally are the result of third party loan sales, the continued seasoning of the portfolio, the adverse economic environment, higher levels of receivables in the process of foreclosure, a productivity shortfall resulting from a servicing system conversion and a change in the method of reporting delinquency. In 2002, HFC changed certain parameters for determining days of delinquency for mortgage loans in its correspondent portfolio to more easily facilitate comparison of its results to those reported by other correspondent issuers of mortgage-backed securities. Only the December 31, 2002 and March 31, 2003 statistics reflect the impact of this change in methodology. Had the reporting basis not been changed, the delinquency figures at March 31, 2003 would have been $523,380,208, $109,945,858 and $825,058,341 for one payment past due, two payments past due and three or more payments past due, respectively, and the percentage of the aggregate principal balance of the mortgage loans managed which was three or more payments past due would have been 5.30%. Again had the reporting basis not been changed, the delinquency figures at December 31, 2002 would have been $611,063,176, $136,746,401 and $729,584,803 for one payment past due, two payments past due and three or more payments past due, respectively, and the percentage of the aggregate principal balance of the mortgage loans managed which was three or more payments past due would have been 5.27%.

Household Finance Corporation: Portfolio Performance History

Correspondent Mortgage Loan Loss Experience(1)

	Year Ended December 31,					For the Three Months Ended March 31, 2003(2)(3)
	1998	1999	2000	2001	2002(2)
Average principal balance of mortgage loans managed	$2,207,117,580	$5,828,397,519	$9,317,318,633	$12,372,007,292	$16,284,901,793	$14,569,564,098
Gross charge-offs	$6,367,000	$12,400,853	$28,381,819	$66,333,346	$172,310,074	$47,088,564
REO expense	$3,548,000	$12,517,607	$18,563,599	$34,995,539	$78,088,225	$15,460,598
Ratio of gross charge-offs to average principal balance	0.29%	0.21%	0.30%	0.54%	1.06%	1.29%
Ratio of gross charge-offs and REO expense to average principal balance	0.45%	0.43%	0.50%	0.82%	1.54%	1.72%

(1)
"Mortgage loans managed" includes mortgage loans owned, mortgage loans serviced with limited recourse and real estate acquired through foreclosure and "average principal balance of mortgage loans managed" is the average of the monthly average principal balances. "Gross charge-offs" is the loss recognized (a) upon settlement with the borrower for less than the entire amount due and (b) upon writedown to the net realizable value of a property when HFC or a subsidiary acquires title to the property or when an estimation of loss is made pending foreclosure. When an amount is charged-off pending foreclosure, the receivable balance is reduced by a corresponding amount. Real estate owned is valued at the lower of cost or fair value less estimated costs to sell. These values are periodically reviewed and reduced, if necessary. Expenses incurred in foreclosing upon, maintaining or selling the property, additional losses taken upon decline of the property's net value or any loss on sale of the underlying property are reflected separately above as "REO expense."

(2)
The increases in the year 2002 and the quarter ended March, 2003 loss ratios generally result from third party loan sales, the continued seasoning of the portfolio and the adverse economic environment.

(3)
The ratio for the three months ended March 31, 2003 ratio has been annualized.

Collateral Summary

Collateral statistics for the fixed, adjustable or declining rate first lien mortgage loans are listed below as of 5/31/03
The sum of the percentages may not add to 100% due to rounding

Total Number of Loans	9,596	Ranges (where applicable)
Total Outstanding Loan Balance	$1,312,913,741.20
Fixed/ARMs (% of Total)	19.17% / 80.83%
Balloon (% of Total)	3.27%
Average Loan Principal Balance	$136,819	$27,323 - $493,231
WA Coupon (Aggregate)	8.792%	6.000% - 14.340%
WA Coupon (Fixed / ARMs)	8.910% / 8.764%
WA Original Term (mo.)	351	60 - 360
WA Remaining Term (mo.)	339	26 - 355
WA LTV	90.33%	12.35% - 100.00%
WA FICO	622
Property Type
Single Family	92.87%
Condo	3.11%
Two- to Four Family	2.77%
Townhouse	1.24%
Row House	0.02%
Occupancy Status
Primary Residence	98.98%
Investor Property	0.90%
Second Home	0.13%
Geographic Concentration
Others states individually account for < 5%
CA	18.83%
FL	6.31%
MI	5.80%
IL	5.71%
ARM Characteristics
WA Margin	7.421%	1.750% - 13.100%
WA Maximum Rate	14.967%	11.700% - 28.080%
WA Initial Periodic Cap	2.631%	1.000% - 6.000%
WA Subsequent Periodic Cap	1.109%	1.000% - 3.750%
WA Floor	8.654%	4.900% - 14.450%

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-Off Date

Rate Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Fixed	2,095	$251,684,623.06	19.17%
Adjustable	7,501	1,061,229,118.14	80.83

Total:	9,596	$1,312,913,741.20	100.00%

Original Principal Balances

($)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
1 - 50,000	42	$2,071,092.24	0.16%
50,001 - 100,000	3,477	263,359,982.72	20.06
100,001 - 150,000	2,923	359,059,040.91	27.35
150,001 - 200,000	1,561	266,882,518.24	20.33
200,001 - 250,000	771	170,599,122.84	12.99
250,001 - 300,000	437	118,501,607.44	9.03
300,001 - 350,000	241	77,738,628.56	5.92
350,001 - 400,000	135	50,804,778.85	3.87
400,001 - 450,000	7	2,928,088.18	0.22
450,001 - 500,000	2	968,881.22	0.07

Total:	9,596	$1,312,913,741.20	100.00%

Current Principal Balances

($)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
0.01 - 50,000.00	73	$3,556,041.80	0.27%
50,000.01 - 100,000.00	3,471	264,344,649.85	20.13
100,000.01 - 150,000.00	2,933	361,777,855.06	27.56
150,000.01 - 200,000.00	1,546	265,607,280.61	20.23
200,000.01 - 250,000.00	765	170,028,324.74	12.95
250,000.01 - 300,000.00	431	117,544,495.15	8.95
300,000.01 - 350,000.00	238	77,098,841.61	5.87
350,000.01 - 400,000.00	131	49,456,242.37	3.77
400,000.01 - 450,000.00	6	2,531,128.79	0.19
450,000.01 - 500,000.00	2	968,881.22	0.07

Total:	9,596	$1,312,913,741.20	100.00%

Interest Rates

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
5.501 - 6.000	11	$1,128,430.60	0.09%
6.001 - 6.500	80	14,709,430.64	1.12
6.501 - 7.000	435	77,284,950.30	5.89
7.001 - 7.500	625	108,509,622.62	8.26
7.501 - 8.000	1,120	185,697,627.33	14.14
8.001 - 8.500	1,130	172,692,155.84	13.15
8.501 - 9.000	1,891	264,157,755.35	20.12
9.001 - 9.500	1,278	160,792,236.56	12.25
9.501 - 10.000	1,362	163,085,834.90	12.42
10.001 - 10.500	601	64,585,501.43	4.92
10.501 - 11.000	527	53,023,599.34	4.04
11.001 - 11.500	226	20,906,540.48	1.59
11.501 - 12.000	170	15,042,775.23	1.15
12.001 - 12.500	71	6,362,014.25	0.48
12.501 - 13.000	41	2,883,516.20	0.22
13.001 - 13.500	17	1,258,780.32	0.10
13.501 - 14.000	10	738,866.78	0.06
14.001 - 14.500	1	54,103.03	0.00

Total:	9,596	$1,312,913,741.20	100.00%

Original Term to Maturity

(months)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
1 - 180	574	$59,762,867.36	4.55%
181 - 240	113	10,474,599.38	0.80
241 - 300	20	1,951,631.45	0.15
301 - 360	8,889	1,240,724,643.01	94.50

Total:	9,596	$1,312,913,741.20	100.00%

Remaining Term to Stated Maturity

(months)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
1 - 180	574	$59,762,867.36	4.55%
181 - 240	113	10,474,599.38	0.80
241 - 300	20	1,951,631.45	0.15
301 - 360	8,889	1,240,724,643.01	94.50

Total:	9,596	$1,312,913,741.20	100.00%

Year of Origination

(year)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
2000	296	$29,942,272.17	2.28%
2001	1,365	183,946,673.87	14.01
2002	7,935	1,099,024,795.16	83.71

Total:	9,596	$1,312,913,741.20	100.00%

Original Loan-to-Value Ratio

(%)	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
10.01 - 15.00	2	$118,487.11	0.01%
20.01 - 25.00	1	169,690.54	0.01
25.01 - 30.00	3	169,023.71	0.01
30.01 - 35.00	7	638,180.40	0.05
35.01 - 40.00	10	847,133.63	0.06
40.01 - 45.00	10	728,223.07	0.06
45.01 - 50.00	13	1,162,532.08	0.09
50.01 - 55.00	26	2,531,389.74	0.19
55.01 - 60.00	41	4,315,139.90	0.33
60.01 - 65.00	68	7,534,011.43	0.57
65.01 - 70.00	139	16,007,155.01	1.22
70.01 - 75.00	273	33,724,473.51	2.57
75.01 - 80.00	1,297	182,717,533.64	13.92
80.01 - 85.00	1,189	160,804,135.67	12.25
85.01 - 90.00	2,294	306,135,772.27	23.32
90.01 - 95.00	1,056	151,231,273.09	11.52
95.01 - 100.00	3,167	444,079,586.40	33.82

Total:	9,596	$1,312,913,741.20	100.00%

FICO Credit Score(1)

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance	Weighted Average LTV (%)
500 - 524	425	$48,289,875.81	3.68%	83.23%
525 - 549	766	88,880,404.66	6.77	85.68
550 - 574	946	113,725,275.66	8.66	86.59
575 - 599	1,654	225,139,853.29	17.15	91.10
600 - 624	1,842	250,531,559.72	19.08	91.95
625 - 649	1,402	200,378,133.43	15.26	91.07
650 - 674	978	149,652,425.19	11.40	90.07
675 - 699	760	114,981,071.11	8.76	91.77
700 - 724	427	62,346,808.95	4.75	92.47
725 - 749	217	31,731,513.11	2.42	93.75
750 - 774	135	20,590,470.83	1.57	93.66
775 - 799	38	5,810,246.20	0.44	91.95
800 - 824	6	856,103.24	0.07	91.61

Total:	9,596	$1,312,913,741.20	100.00%	WA: 90.33%

(1)
"FICO Credit Scores" are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. FICO Credit Scores are generated by models developed by a third party that analyze data on consumers to establish patterns that are believed to be indicative of the borrower's probability of default. The FICO Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit and bankruptcy experience. FICO Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a FICO Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, FICO Credit Scores were developed to indicate a level of default probability over a two-year period that does not correspond to the life of a mortgage loan. Furthermore, FICO Credit Scores were not developed especially for use in connection with mortgage loans, but for consumer loans in general. Therefore, a FICO Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. We cannot assure you that a FICO Credit Score will be an accurate predictor of the likely risk or quality of the related mortgage loan.

Occupancy Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Primary Home	9,461	$1,299,474,048.85	98.98%
Investment	118	11,756,570.12	0.90
Second Home	17	1,683,122.23	0.13

Total:	9,596	$1,312,913,741.20	100.00%

Property Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Single Family	8,935	$1,219,335,839.04	92.87%
Condo	301	40,770,177.46	3.11
2-4 Family	238	36,303,799.81	2.77
Townhouse	119	16,265,509.85	1.24
Row House	3	238,415.04	0.02

Total:	9,596	$1,312,913,741.20	100.00%

Documentation Type

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
Full	8,103	$1,075,622,709.09	81.93%
Limited	1493	237,291,032.11	18.07

Total:	9,596	$1,312,913,741.20	100.00%

States

	Mortgage Loans	Current Principal Balance ($)	% of Current Principal Balance
CA	1,189	$247,216,943.86	18.83%
FL	672	82,811,170.32	6.31
MI	627	76,173,878.23	5.80
IL	527	74,919,081.39	5.71
TX	529	61,668,158.30	4.70
GA	396	55,519,479.21	4.23
NC	438	53,368,962.68	4.06
IN	476	51,176,099.80	3.90
VA	340	49,325,997.21	3.76
PA	362	42,295,197.81	3.22
TN	366	41,190,525.14	3.14
CO	223	39,570,315.87	3.01
MO	316	32,953,882.30	2.51
AZ	234	31,034,105.72	2.36
WA	171	29,294,635.24	2.23
SC	239	27,381,898.80	2.09
WI	217	25,789,868.92	1.96
MD	150	25,657,772.31	1.95
NY	172	24,634,762.10	1.88
MN	148	23,804,862.73	1.81
NJ	128	22,289,185.76	1.70
KY	181	19,750,180.29	1.50
LA	146	13,781,929.11	1.05
CT	87	13,102,091.12	1.00
MS	135	12,954,555.21	0.99
IA	132	12,557,513.88	0.96
AL	114	12,446,309.88	0.95
KS	107	12,025,243.11	0.92
NV	78	11,664,248.16	0.89
MA	64	11,476,055.60	0.87
OK	114	11,087,194.51	0.84
AR	122	10,966,485.13	0.84
OR	61	9,144,087.70	0.70
UT	58	8,686,481.88	0.66
NE	79	8,340,165.69	0.64
DE	36	5,333,097.28	0.41
RI	33	5,155,569.27	0.39
NH	29	4,959,110.48	0.38
NM	23	3,136,441.49	0.24
ID	18	1,865,783.35	0.14
ME	16	1,794,132.43	0.14
WV	10	1,016,295.00	0.08
MT	9	860,871.63	0.07
ND	8	746,147.61	0.06
AK	5	716,985.45	0.05
SD	6	671,333.31	0.05
WY	4	483,725.05	0.04
VT	1	114,923.88	0.01

Total:	9,596	$1,312,913,741.20	100.00%

Gross Margin

(%)	Adjustable Rate Mortgage Loans	Current Adjustable Rate Principal Balance ($)	% of Current Adjustable Rate Principal Balance
1.501 - 2.000	3	$311,646.55	0.03%
2.501 - 3.000	1	106,552.37	0.01
3.001 - 3.500	1	70,925.27	0.01
3.501 - 4.000	4	638,538.28	0.06
4.001 - 4.500	12	2,018,191.99	0.19
4.501 - 5.000	229	46,534,447.07	4.38
5.001 - 5.500	401	75,403,994.60	7.11
5.501 - 6.000	526	80,503,543.87	7.59
6.001 - 6.500	625	91,934,921.81	8.66
6.501 - 7.000	1,030	152,124,000.74	14.33
7.001 - 7.500	781	114,922,381.82	10.83
7.501 - 8.000	928	131,901,806.29	12.43
8.001 - 8.500	933	124,968,958.60	11.78
8.501 - 9.000	801	101,050,811.34	9.52
9.001 - 9.500	544	63,882,319.70	6.02
9.501 - 10.000	382	43,915,596.91	4.14
10.001 - 10.500	186	20,783,456.09	1.96
10.501 - 11.000	72	6,626,822.45	0.62
11.001 - 11.500	24	1,934,418.57	0.18
11.501 - 12.000	13	1,233,034.74	0.12
12.001 - 13.100	5	362,749.08	0.03

Total:	7,501	$1,061,229,118.14	100.00%

Initial Periodic Cap

(%)	Adjustable Rate Mortgage Loans	Current Adjustable Rate Principal Balance ($)	% of Current Adjustable Rate Principal Balance
1.000	151	$21,626,115.69	2.04%
1.001 - 1.500	474	72,690,953.51	6.85
1.501 - 2.000	1,921	240,146,522.15	22.63
2.001 - 2.500	2	114,628.38	0.01
2.501 - 3.000	4,948	726,115,132.44	68.42
3.001 - 6.000	5	535,765.97	0.05

Total:	7,501	$1,061,229,118.14	100.00%

Subsequent Periodic Cap

(%)	Adjustable Rate Mortgage Loans	Current Adjustable Rate Principal Balance ($)	% of Current Adjustable Rate Principal Balance
0.501 - 1.000	6,266	$879,044,510.70	82.83%
1.001 - 1.500	969	146,829,301.23	13.84
1.501 - 2.000	216	28,039,176.42	2.64
2.501 - 3.000	49	7,189,712.60	0.68
3.001 - 3.750	1	126,417.19	0.01

Total:	7,501	$1,061,229,118.14	100.00%

Maximum Rate

(%)	Adjustable Rate Mortgage Loans	Current Adjustable Rate Principal Balance ($)	% of Current Adjustable Rate Principal Balance
11.501 - 12.000	2	$254,829.47	0.02%
12.001 - 12.500	53	9,309,682.72	0.88
12.501 - 13.000	225	40,246,427.99	3.79
13.001 - 13.500	371	68,460,618.34	6.45
13.501 - 14.000	754	131,231,029.95	12.37
14.001 - 14.500	883	140,162,554.79	13.21
14.501 - 15.000	1,496	215,427,763.80	20.30
15.001 - 15.500	1,050	139,110,445.84	13.11
15.501 - 16.000	1,169	150,092,085.06	14.14
16.001 - 16.500	590	69,451,884.11	6.54
16.501 - 17.000	479	54,464,503.64	5.13
17.001 - 17.500	191	20,068,291.73	1.89
17.501 - 18.000	140	13,484,792.80	1.27
18.001 - 18.500	48	4,440,440.80	0.42
18.501 - 19.000	29	2,834,262.27	0.27
19.001 - 19.500	15	1,680,810.12	0.16
19.501 - 20.000	4	315,842.76	0.03
20.001 - 29.000	2	192,851.95	0.02

Total:	7,501	$1,061,229,118.14	100.00%

Floor

(%)	Adjustable Rate Mortgage Loans	Current Adjustable Rate Principal Balance ($)	% of Current Adjustable Rate Principal Balance
4.500 - 6.000	57	$8,417,422.22	0.79%
6.001 - 6.500	125	21,108,213.39	1.99
6.501 - 7.000	373	64,582,879.28	6.09
7.001 - 7.500	532	95,688,782.10	9.02
7.501 - 8.000	883	148,031,801.65	13.95
8.001 - 8.500	979	147,633,756.48	13.91
8.501 - 9.000	1,519	214,999,781.37	20.26
9.001 - 9.500	1,012	129,931,232.94	12.24
9.501 - 10.000	1,044	128,190,498.98	12.08
10.001 - 10.500	417	46,339,904.00	4.37
10.501 - 11.000	309	32,444,592.61	3.06
11.001 - 11.500	124	11,895,260.97	1.12
11.501 - 12.000	80	7,679,278.40	0.72
12.001 - 12.500	30	3,105,779.33	0.29
12.501 - 13.000	11	758,103.25	0.07
13.001 - 13.500	5	369,792.44	0.03
14.001 - 14.500	1	52,038.73	0.00

Total:	7,501	$1,061,229,118.14	100.00%

Next Rate Adjustment Date

(%)	Adjustable Rate Mortgage Loans	Current Adjustable Rate Principal Balance ($)	% of Current Adjustable Rate Principal Balance
June 2003	4	$625,498.89	0.06%
July 2003	60	7,841,832.37	0.74
August 2003	82	10,463,311.91	0.99
September 2003	96	12,357,374.02	1.16
October 2003	113	15,250,266.94	1.44
November 2003	150	21,417,594.78	2.02
December 2003	221	31,131,721.00	2.93
January 2004	176	24,923,537.02	2.35
February 2004	171	25,680,473.82	2.42
March 2004	161	22,141,339.79	2.09
April 2004	185	25,293,752.07	2.38
May 2004	151	21,921,382.89	2.07
June 2004	191	29,224,203.00	2.75
July 2004	299	45,087,484.71	4.25
August 2004	845	122,286,610.33	11.52
September 2004	1,382	200,496,683.35	18.89
October 2004	956	133,910,306.38	12.62
November 2004	679	89,726,508.47	8.45
December 2004	206	29,070,209.08	2.74
January 2005	35	5,409,066.22	0.51
February 2005	41	5,744,110.53	0.54
March 2005	32	4,447,125.50	0.42
April 2005	31	3,849,588.72	0.36
May 2005	41	6,298,189.54	0.59
June 2005	49	6,553,791.36	0.62
July 2005	73	10,157,079.50	0.96
August 2005	268	38,808,363.34	3.66
September 2005	369	53,032,870.43	5.00
October 2005	241	33,467,014.65	3.15
November 2005	158	20,688,770.88	1.95
December 2005	34	3,858,284.10	0.36
January 2006	1	64,772.55	0.01

Total:	7,501	$1,061,229,118.14	100.00%

QuickLinks

  Exhibit 99.2